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                              EXHIBIT 23.3

                          CONSENT OF COUNSEL
    We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Legal Matters." In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange
Commission thereunder.

                   /s/ Richards, Layton & Finger
                   Richards, Layton & Finger


Wilmington, Delaware
December 22, 1997

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      As filed with the Securities and Exchange Commission on December 22,
1997


                                              Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                          ____________________________


                                    EXHIBITS

                                   FILED WITH

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                         ______________________________


                         WORLD MONITOR TRUST - SERIES B
          (Exact Name of Registrant as Specified in Trust Certificate)

PAGE

                               INDEX TO EXHIBITS
                                                                Page in
                                                                Sequential
                                                                Numbering
                                                                System
Exhibits

 1.1          Form of Underwriting Agreement
              among the Registrant,
              Prudential Securities Futures
              Management Inc. and Prudential
              Securities Incorporated. . . . . . . . . . . . . . . . . .

 3.1
 and
 4.1          Declaration of Trust and Trust
              Agreement of the Registrant
              (annexed to the Prospectus as
              Exhibit A) . . . . . . . . . . . . . . . . . . . . . . . .

 4.2          Form of Request for Redemption
              (annexed to the Prospectus as
              Exhibit B) . . . . . . . . . . . . . . . . . . . . . . . .

 4.3          Form of Exchange Request
              (annexed to the Prospectus as
              Exhibit C. . . . . . . . . . . . . . . . . . . . . . . . .

 4.4          Form of Subscription Agreement
              (annexed to the Prospectus as
              Exhibit D) . . . . . . . . . . . . . . . . . . . . . . . .

*5.1          Opinion of Rosenman & Colin LLP
              as to legality . . . . . . . . . . . . . . . . . . . . . .

*5.2          Opinion of Richards, Layton &
              Finger as to legality and
              inter-Series liability under
              Delaware Law . . . . . . . . . . . . . . . . . . . . . . .

*5.3          Opinion of Rosenman & Colin LLP
              as to federal bankruptcy
              issues . . . . . . . . . . . . . . . . . . . . . . . . . .

*8.1          Opinion of Rosenman & Colin LLP
              as to income tax matters . . . . . . . . . . . . . . . . .

10.1          Form of Escrow Agreement among
              the Registrant, Prudential
              Securities Futures Management
              Inc., Prudential Securities
              Incorporated and The Bank of
              New York . . . . . . . . . . . . . . . . . . . . . . . . .

10.2          Form of Brokerage Agreement
              between the Registrant and
              Prudential Securities
              Incorporated . . . . . . . . . . . . . . . . . . . . . . .

10.3          Form of Advisory Agreement
              among the Registrant,
              Prudential Securities Futures
              Management Inc., and the
              Advisor. . . . . . . . . . . . . . . . . . . . . . . . . .

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                                                           Page in
                                                           Sequential
                                                           Numbering
                                                           System


Exhibits

    10.4      Form of Representation
              Agreement Concerning the
              Registration Statement and
              the Prospectus among the
              Registrant, Prudential
              Securities Futures
              Management Inc., Prudential
              Securities Incorporated,
              Wilmington Trust Company
              and the Advisor. . . . . . . . . . . . . . . . . . . . . .

10.5          Form of Net Worth Agreement
              between Prudential Securities
              Futures Management Inc. and
              Prudential Securities Group
              Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .

*23.1    The consent of Price Waterhouse LLP is
         included as part of the Registration
         Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .

23.2          The consent of Rosenman & Colin LLP is
              included as part of the Registration
              Statement. . . . . . . . . . . . . . . . . . . . . . . . .

23.3          The consent of Richards, Layton & Finger
              is included as part of the Registration
              Statement. . . . . . . . . . . . . . . . . . . . . . . . .